Exhibit 10.8

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RESEARCH AND DEVELOPMENT AGREEMENT

THIS RESEARCH AND DEVELOPMENT AGREEMENT (this “Agreement”) is made as of the 20th day of June, 2003, by and between FORMULATION TECHNOLOGIES L.L.C., d/b/a PharmaForm, with an office located at 1006 Yeager Lane, Bldg. D, Suite 101, Austin TX 78753 (“PharmaForm”), and AUXILIUM PHARMACEUTICALS, INC. with an office located at 160 W. Germantown Pike, Norristown, PA 19401 (“AUXILIUM”).

RECITALS

WHEREAS, AUXILIUM is engaged in the research, development and sale of pharmaceutical products; and

WHEREAS, PharmaForm is in the business of and has appropriate facilities for providing certain services to the pharmaceutical industry and others; and

WHEREAS, AUXILIUM and PharmaForm wish to enter into this Agreement for PharmaForm to provide certain services (the “Services”) to AUXILIUM;

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, PharmaForm and AUXILIUM hereby agree as follows:

1. Duties and Responsibilities of PharmaForm

1.1.	This Agreement sets forth the general terms and conditions with respect to the Services. The description and payment schedule for the Services are expressly set forth in the Exhibit(s) attached to this Agreement, which are incorporated by reference herein.

1.2.	PharmaForm agrees to provide the Services in accordance with: (a) all applicable state and federal laws and regulations, including, without limitation, the federal Food, Drug and Cosmetics Act and standards of Good Clinical Practices, Good Laboratory Practices and Good Manufacturing Practices, as applicable; and (b) the standards and practices that are

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generally accepted in the industry and exercised by other persons engaged in performing similar services.

1.3.	The research and development work described in this Agreement shall be conducted at PharmaForm’s Food and Drug Administration (“FDA”) registered facility and PharmaForm will have the appropriate permits from the DEA and local drug enforcement authorities to work with scheduled substances at all times during the term of this Agreement.

2. Conflicts of Interest

2.1.	PharmaForm represents and warrants that PharmaForm is authorized to enter into this Agreement and that the terms of this Agreement are not inconsistent with or a violation of any contractual or other legal obligation to which PharmaForm is subject.

2.2.	The parties agree and acknowledge that PharmaForm is in the business of providing contract research and development services to the pharmaceutical industry. Accordingly, PharmaForm shall be free to undertake the provision of services to any third-party and/or conduct research and development on its own behalf so long as it does not develop products that compete directly with products developed for AUXILIUM or otherwise breach the confidentiality and intellectual property provisions of this Agreement; provided that PharmaForm shall not be precluded from performing manufacturing or analytical services on a contract basis.

3. Confidentiality

3.1.	“Confidential Information” shall mean any and all information, including but not limited to, clinical, analytical and/or scientific data, reports, processes, procedures, methods, formulations, inventions, and/or trade secrets relating to products developed pursuant to this Agreement and any other non-public information disclosed by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) pursuant to this Agreement of any kind, nature or description concerning any matters affecting or relating to the business of the Receiving Party. Confidential Information also includes, but is not limited to, trade secrets, ideas, inventions, research and development work, work-in-process, products, methods, procedures, technology, computer software, databases and programming, test data and data files, know-how, designs, specifications, programs, standard operating procedures, policies, guidelines, processes, formulations and unpublished data, personnel, staffing, cost, profit, marketing, sales, engineering and manufacturing data and information, patient, customer, supplier and investigator lists and data, and proposals and contracts (including specifically this Agreement), salary structure/compensation information, pricing strategies, budgets and other related data, financial information and projections, services, techniques and any other

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information which, if divulged to a third-party, could have an adverse impact on the Disclosing Party, or on any third-party to which such Disclosing Party owes a confidentiality obligation. However, Confidential Information shall not include information that (i) is or becomes generally publicly available through no fault of a party to this Agreement; (ii) the Receiving Party can prove was known to the Receiving Party prior to the disclosure of the information by the Disclosing Party; or (iii) is required to be disclosed by court order or applicable law, provided that the Receiving Party shall use its best efforts to limit such disclosure and to obtain confidential treatment or a protective order for such Confidential Information.

3.2.	Each party agrees that it shall not at any time, whether during or after the termination of this Agreement (a) use any Confidential Information of a Disclosing Party for any purpose other than performing obligations pursuant to this Agreement and the Exhibit(s); or (b) disclose or otherwise make available, directly or indirectly, any item of Confidential Information to anyone other than those of the Receiving Party’s employees, independent contractors or agents who reasonably need to know the same in the performance of the obligations under this Agreement and the Exhibit(s). Each party shall advise its employees, independent contractors and agents who have access to any Confidential Information of the confidential nature thereof, and agrees that such persons will be bound by terms of confidentiality with respect thereto that are at least as restrictive as the terms of this Section 3.

3.3.	Upon the completion or earlier termination of this Agreement, or at any time upon request, a Receiving Party shall promptly return to the Disclosing Party all written Confidential Information.

4. Independent Contractor

4.1.	The parties acknowledge that PharmaForm is an independent contractor and agrees that:

(a)	PharmaForm has an independently established business and is engaged by AUXILIUM to undertake the Services for a limited period of time;

(b)	Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or similar relationship between PharmaForm and AUXILIUM;

5. Intellectual Property

5.1.	If at any time or times during the term of this Agreement, PharmaForm shall (either alone or with others), make, conceive, create, discover, invent or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula or data (collectively, “Developments”), whether

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or not patentable or registrable under any patent, copyright, trademark or similar statutes or subject to analogous protection (collectively, “Legal Protection”) that (a) relate to PharmaForm’s work with or business of AUXILIUM (including, without limitation, any of the products or services being or to be developed, manufactured or sold by AUXILIUM), (b) result from the performance of the Services, (c) result from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by AUXILIUM, or (d) result from or are based on Confidential Information of AUXILIUM, such Developments, and any rights that PharmaForm may have or acquire therein in any country throughout the world, and their resulting benefits (collectively, “Rights”) are and shall immediately become the sole and absolute property of AUXILIUM, as “work made for hire” or otherwise; provided, however, nothing here shall (i) give AUXILIUM any Rights in the intellectual property of PharmaForm existing prior to this Agreement or otherwise unrelated to this Agreement; or (ii) affect the rights set forth in the license agreement entered into by and between AUXILIUM and PharmaForm dated the same date hereof.

5.2.	PharmaForm hereby assigns to AUXILIUM, without further compensation at any time, all of PharmaForm’s Rights with respect to the Developments. To ensure AUXILIUM’s ownership of the Developments, PharmaForm shall promptly:

(a)	Disclose each Development to AUXILIUM (or any persons designated by it), and without disclosing the same to others, communicate to AUXILIUM all available information relating to the Developments (with all necessary plans and models); and

(b)	Whether during or after the termination of this Agreement, at the reasonable request and cost of AUXILIUM, sign, execute, make and do all such deeds, documents, acts and things as AUXILIUM and its duly authorized agents may reasonably require to (i) apply for, obtain, register, vest, renew and restore, in the name of AUXILIUM alone (unless AUXILIUM otherwise directs), any Rights with respect to the Developments under Legal Protection in any country throughout the world; and (ii) enforce and defend any judicial, opposition or other proceedings, petitions or applications in respect of such Legal Protection relating to a Development, or the revocation thereof.

6.	PharmaForm Warranties

6.1	PharmaForm represents and warrants that PharmaForm has never been and is not currently:

(a)	An individual who has been debarred or convicted of a crime for which a person can be debarred by the U.S. Food and Drug Administration (the “FDA”) under 21 U.S.C. §335a (a) or (b), or by any other regulatory agency (a “Debarred Individual”), from providing services in any capacity to a person or entity that has an approved or pending

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drug product application, or an employer, employee or partner of a Debarred Individual; or

(b)	A corporation, partnership, or association that has been debarred by the FDA under 21 U.S.C. §335a (a) or (b), or by any other regulatory agency (a “Debarred Entity”), from submitting or assisting in the submission of an abbreviated new drug application, or an employee, partner, shareholder, member, subsidiary or affiliate of a Debarred Entity.

6.2	PharmaForm further represents and warrants that PharmaForm has not been convicted of or pled guilty or no contest to a crime or been sanctioned by a federal or state law enforcement, regulatory, or licensing agency.

6.3	PharmaForm further represents and warrants that PharmaForm has no knowledge of any circumstances which may affect the accuracy of the representations set forth in Sections 6.1 or 6.2, and that PharmaForm will immediately notify AUXILIUM in the event of any such debarment, conviction, threat or indictment occurring during the term of this Agreement.

6.4	PharmaForm warrants that PharmaForm will comply with all applicable requirements of the Health Insurance Portability and Accountability Act, 45 CFR§160 et seq. (“HIPAA”) relating to the use and or disclosure of Protected Health Information as defined in 45 CFR§ 160.501.

6.5	PharmaForm DISCLAIMS ALL WARRANTIES EXCEPT THOSE SET FORTH IN THIS PARAGRAPH, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMIMTATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7. Restrictions on Announcements

PharmaForm shall not make any announcement, oral presentation or publication relating to the Services without AUXILIUM’s prior written consent, except as required by law or by court or administrative order, provided however, that prior written notice is provided to AUXILIUM and that AUXILIUM has the opportunity to appeal such requirement. PharmaForm shall not employ or use the name of AUXILIUM in any publication or promotional material or in any form for public distribution, without the prior written consent of AUXILIUM.

8. FDA Inspection

In the event that PharmaForm receives a Notice of Inspection (a “Notice”) from the Food and Drug Administration (“FDA”) which relates to the Services, PharmaForm shall: (a) notify AUXILIUM

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promptly of such Notice; (b) keep AUXILIUM informed of the progress of the inspection; and (c) provide to AUXILIUM a copy of any documents produced to the FDA pursuant to such Notice. AUXILIUM acknowledges that it is PharmaForm’s obligation to respond to a Notice directed to PharmaForm that PharmaForm must respond to the Notice without advice from, or consultation with, AUXILIUM concerning the contents thereof.

9. Access to Facilities

AUXILIUM’s authorized representatives may visit PharmaForm’s site and facilities at reasonable times and with reasonable frequency during normal business hours and upon reasonable advance written notice.

10. Termination

10.1	Either party may terminate this Agreement and/or any Exhibit at any time and for any reason upon a minimum of thirty (30) days’ prior notice to the other party. In the event of any such early termination of some or all of the Services, each party shall assemble and turn over in an orderly fashion to authorized representatives of the other party all documents, write-ups, notes, computer programs and other material related thereto, and AUXILIUM shall pay the charges stated herein for Services satisfactorily performed for the period since the date of commencement of the Services through the date of notice of termination.

10.2	Either party shall have the right at any time to cancel this Agreement and/or the Exhibit(s) immediately for non-performance or material breach of this Agreement or such Exhibit(s) by the other party; provided, however, that no such termination of this Agreement shall relieve a breaching party of any liability or obligation it might otherwise have.

11. Equitable Relief

Both parties agree that any breach of Sections 2, 3 or 5 of this Agreement will cause irreparable damage to the other party and that in the event of such breach, each party shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of PharmaForm’s obligations hereunder.

12.	Indemnification

12.1	AUXILIUM agrees to indemnify, defend and hold harmless PharmaForm from and against any and all claims, demands, investigations, suits or actions, (each a “Claim”) for any and all liability, losses, damages, costs or expenses (including reasonable

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attorneys’ fees and costs of court) arising out of or related to the Services performed pursuant to this Agreement, including without limitation any and all claims of patent infringement that may be brought against PharmaForm related to exploitation or use of the Developments; provided, however, that AUXILIUM’s indemnity obligations shall not apply to any Claim arising directly from the gross negligence, bad faith or willful misconduct of PharmaForm; a material breach of any applicable federal, state or local law by PharmaForm; or a material breach of this Agreement by PharmaForm.

12.2 PharmaForm agrees to indemnify, defend and hold harmless AUXILIUM and each of its affiliates, officers, directors, employees and representatives from any against and all Claims for liability, losses, damages, costs or expenses (including reasonable attorneys’ fees and costs of court) arising out of or related to the gross negligence, bad faith or willful misconduct on the part of PharmaForm; or a breach of any applicable federal, state or local law by PharmaForm; or a material breach of this Agreement by PharmaForm.

12.3 Each party’s agreement to indemnify and hold the other harmless is conditioned on the indemnified party: providing written notice to the indemnifying party of any claim, demand or action arising out of the Indemnified activities as soon as practicable but at least within thirty (30) days after the indemnified party receives written notice of such claim, demand or action; permitting the indemnifying party to assume full responsibility to investigate, prepare for and defend against any such claim or demand; assisting the indemnifying party at the indemnifying party’s reasonable expense, in the investigation of, preparation for and defense of any such claim or demand; and not compromising or settling such claim or demand without the indemnifying party’s written consent.

13. Limitations

13.1	BOTH PARTIES EXPRESSLY AGREE THAT EXCEPT WITH RESPECT TO CLAIMS ARISING OUT OF FRAUD, INTENTIONAL MISCONDUCT AND/OR FAILURE TO COMPLY WITH OBLIGATIONS OF CONFIDENTIALITY PURSUANT TO PARAGRAPH 3 OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE OR RESPONSIBLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS AND DAMAGES RESULTING FROM LOSS OR USE OR LOSS OF CORRPUTED DATA OR SOFTWARE, EVEN IF SUCH PARTY HAS BEEN ADVISED, KNEW OF OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF. EXCEPT WITH RESPECT TO CLAIMS ARISING OUT OF FRAUD, INTENTIONAL MISCONDUCT AND/OR FAILURE TO COMPLY WITH OBLIGATIONS OF

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CONFIDENTIALITY PURSUANT TO PARAGRAPH 3 OF THIS AGREEMENT, PHARMAFORM SHALL NOT BE LIABLE TO AUXILIUM FOR ANY AMOUNT GREATER THAN THE AGGREGATE OF ALL PAYMENTS RECEIVED BY PHARMAFORM FROM AUXILIUM UNDER THIS AGREEMENT.

13.2	PharmaForm agrees to use its best efforts to accomplish the agreed goals with AUXILIUM, but nothing herein shall bind PharmaForm to any guarantees of success at any development stage and absent a showing of gross negligence or willful misconduct, PharmaForm shall have no liability under this Agreement or otherwise for any failure to achieve the goals set forth in the Project Plan.

14. Entire Agreement

This Agreement, together with all corresponding Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous communications, representations, agreements or understandings, whether oral or written. No amendment or modification of this Agreement or any Exhibit shall be binding unless in a writing signed by both parties.

15. Construction of Agreement

The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party’s right to subsequently enforce and compel strict compliance with every provision of this Agreement. If any provision of this Agreement or the application thereof shall be invalid or unenforceable, the remainder of this Agreement shall be unaffected thereby and each remaining term or provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to provisions of conflicts of law.

16. Assignment

Neither PharmaForm nor AUXILIUM may assign this Agreement or any rights hereunder or delegate the performance of any duties hereunder without the prior written approval of the other party, which approval shall not be unreasonably delayed or withheld; provided, however, that without such consent, AUXILIUM may assign this Agreement to an affiliate or in connection with the transfer or sale of all or substantially all of its assets, stock or business, or its merger, consolidation or combination with or into another entity. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, administrators, successors and permitted assigns of the parties.

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17. Survival

Any terms of this Agreement which by their nature extend beyond its performance, expiration or termination (including, without limitation, Sections 3, 5, 11 and this Section 17) shall survive any termination or expiration of this Agreement, however caused.

18.	Notices

Any notices given under this Agreement shall be in writing and shall be given by personal delivery, or sent by (a) facsimile transmission (with message confirmed during normal business hours); (b) first class mail, postage prepaid; or (c) Federal Express (or equivalent overnight delivery service), delivery charges prepaid. All notices shall be given to a party at its respective address set forth in this agreement, or at such other address as such party may specify by notice in accordance with this Section 18. A notice shall be deemed given when actually received.

19. Dispute Resolution. Except as otherwise specifically provided herein, any disputes or disagreements arising under the Agreement will be referred to the chief executive officer of each party for a period not to exceed sixty (60) days. During such sixty (60) days, both parties may in good faith explore resolution of the dispute using alternative dispute resolution techniques before pursuing other remedies. If such dispute is not resolved by the end of such sixty-day period, the parties shall be free to pursue any legal or equitable remedy available to them.

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20. Signatories

This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or facsimile of this Agreement, or of any counterpart, shall be deemed the equivalent of an original.

ACCEPTED AND APPROVED BY AND BETWEEN:

Formulation Technologies L.L.C., d/b/a PharmaForm		AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ Robert O. Williams, III	By:	/s/ Geraldine A. Henwood
Print Name:	Robert O. Williams, III	Name:	Geraldine A. Henwood
Title:	Vice Pres.	Title:	CEO

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EXHIBIT 1 TO RESEARCH AND DEVELOPMENT AGREEMENT BETWEEN

FORMULATION TECHNOLOGIES L.L.C., D/B/A PharmaForm AND AUXILIUM

PHARMACEUTICALS, INC., DATED JUNE 20, 2003

1.	SERVICES TO BE PERFORMED

Satisfactory completion of the following services shall be provided by PharmaForm and may not be replaced without the prior written consent of AUXILIUM:

(a)	The services included on the attached Project Plan (the “Services”) shall be performed by PharmaForm in consultation with AUXILIUM, based on the timelines included in the Project Plan, for the following projects:

•	Androgens (Project 1);

•	Oxybutynin (Project 2).

2.	PAYMENT FOR PERFORMANCE OF SERVICES

In consideration of the Services, AUXILIUM shall pay PharmaForm $[**] per month, per project which monthly fee shall include the cost of all materials and supplies, exclusive of the respective active pharmaceutical ingredients (“APIs”).

Auxilium shall make a start-up payment of $[**], covering the first three months of Services, on June 20, 2003. Thereafter, PharmaForm will submit invoices for Services performed on a monthly basis.

3.	TERMS AND CONDITIONS

All other terms and conditions of the Research and Development Agreement dated June 20, 2003 are incorporated by reference as if fully set forth herein.

EXHIBIT ACCEPTED AND APPROVED BY AND BETWEEN:

FORMULATION TECHNOLOGIES L.C.C. d/b/a PharmaForm		AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ Robert O. Williams, III	By:	/s/ Geraldine A. Henwood

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Print Name:	Robert O. Williams, III	Name:	Geraldine A. Henwood

Title: Vice Pres.		Title:	CEO

Date: 6-20-03		Date:	6-23-03

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